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               UNION PACIFIC RESOURCES GROUP INC. AND SUBSIDIARIES

UNION PACIFIC RESOURCES GROUP INC.
     Big Island Trona Company
     Bitter Creek Coal Company
     Elk Mountain Coal Company
     Hanna Basin Coal Company
     Kanda Development Company
     Prospect Point Coal Company
     Quality Aggregate Company
     Resources Holding, Inc.
                  Union Pacific Resources Company
                           CPC Resources Corporation
                           Harbor Service Stations, Inc.
                           Highlands Gas Corporation
                                    Highlands NGL Pipeline Company
                                            United LP Gas Corporation
                           Rocky Mountain Energy Company
                           Union Pacific Austin Chalk Company
                           Union Pacific Energy Company
                           Union Pacific Fuels, Inc.
                                    Fuels NGL Pipelines, Inc.
                                    Fuels Pipeline, Inc.
                                    Fuels Storage, Inc.
                                    Fuels WMC Corporation
                                    Power Fuels, Inc.
                                    South Jersey Resources Group LLC
                                    Union Pacific Intrastate Pipeline Company
                                    Union Pacific Wyoming Intrastate Pipeline
                                      Company
                           Union Pacific Gas Processing Co.
                           Union Pacific Highlands Gathering and Processing
                             Company
                           Union Pacific International Petroleum Company
                                    Union Pacific Petroleum Ecuador Ltd.
                                    Union Pacific Petroleum Suez Ltd.
                                    Union Pacific Petroleum Suez Production Ltd.
                           Union Pacific Malaysia, Inc.
                           Union Pacific Oil and Gas Holding Company
                                    Union Pacific Oil and Gas Company
                                            Beaver Pipeline Company
                                            Peach Ridge Pipeline Inc.
                                            Union Pacific Gas Gathering, Inc.
                                                    Rio Bravo Gas Systems, Inc.


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                          Union Pacific Petrochemicals, Inc.
                          Union Pacific Pipeline, Inc.
                          Union Pacific Refining, Inc.
                          Union Pacific Resources Inc.
                                    Norcen Energy Resources Limited
                                            Basic Resources International
                                               (Bahamas) Limited
                                            Norcen Energia Venezuela, S.A.
                                            Norcen Argentina, S.A.
                                            Norcen Explorer Inc.
                                    Union Pacific Caroline Resources Inc.
                          Union Pacific Resources Indonesia, Inc.
                          Union Pacific Resources Pipeline Company
                                    Golden Spike Gathering, Inc.
                                            Union Pacific Texas Gas Pipeline,
                                              Inc.
                                            Union Pacific Wyoming Gathering,
                                              Inc.
                                    High Plains Gas Gathering, Inc.
                                    Masters Creek Louisiana Pipeline, Inc.
                                    Overthrust Pipe Line, Inc.
                                    Panola Pipe Line, Inc.
                                    Union Pacific Arguello Pipeline, Inc.
                                    Union Pacific Condensate Company
                                    Union Pacific Crude Pipeline, Inc.
                                    Union Pacific Gas Pipeline, Inc.
                                            Union Pacific Chalk Pipeline, Inc.
                                    Union Pacific Liquid Pipeline, Inc.
                                    Union Pacific Offshore Gathering, Inc.
                                    Wamsutter Pipeline, Inc.
                           Union Pacific Trading Company
                           Union Pacific Wyoming Intrastate Pipeline Company
                           UPRBC Equities Inc.
                           UPR Canada Equities Inc.
                           UPR (Canada) Ltd.
         Rock Springs Royalty Company
         Union Pacific Realty Company
                  Upland Industries Corporation
                    Union Pacific Land Resources Corporation
                                    Upland Industrial Development Company
                                            Upland Equity Projects Company
         Winton Coal Company



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